Consolidated Statements of Operations (Unaudited) - USD ($) shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Revenues
Sales of goods	$ 30	$ 152
Total revenue	30	152
Operating expenses
Research and development	1,729	1,957
General and administrative and Marketing	1,185	794
Cost of sales	29	59
Total expenses	2,943	2,810
Loss from operations	(2,913)	(2,658)
Other expense
Operation lease and financial obligations	(10)
Interest income(cost)	53	(6)
Loss before income taxes	(2,870)	(2,664)
Income tax provision(recovery)
Net loss	$ (2,870)	$ (2,664)
Net loss per share Basic & Diluted	$ (0.04)	$ (0.05)
Weighted average number of common shares outstanding Basic & Diluted	67,046	57,056